SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2005

NATCO Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 North Loop West, 7th Floor
Houston, Texas		77092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

          On March 30, 2005, NATCO Group Inc. issued a press release announcing its financial and operating results for the first quarter ended March 31, 2005.  This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 7.01          Regulation FD Disclosure.

          In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

          NATCO Group will hold a conference call on its first quarter 2005 earnings at 9:00 a.m., central time, on May 4, 2005. Interested parties will be able to access the call by visiting the Investor Relations section of our web site at: http://www.natcogroup.com, or by calling 1-888-809-8973 (if in the US) or 1-630-395-0025 (if calling from outside the US) at least ten minutes prior to the appointed time and asking for the NATCO GROUP FIRST QUARTER EARNINGS CONFERENCE CALL (Passcode: NTGQ1).  A recording of the call will be available on our web site for at least 90 days following the date of the call, or you may call 1-800-456-0463 (if in the US) or 1-203-369-3281 (if outside the US) until 11:59 p.m. on May 18, 2005 to hear a replay of the call.

Item 9.01          Financial Statements and Exhibits.

(c)     Exhibits

         99.1     Press Release dated May 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2005

NATCO GROUP INC.

By:	/s/ JOHN U. CLARKE

John U. Clarke
Chairman and Chief Executive Officer